                                                                 EXHIBIT 10.4.15

                          FIRST AMENDMENT AND WAIVER TO
                           LOAN AND SECURITY AGREEMENT



         THIS FIRST AMENDMENT AND WAIVER TO Loan and Security Agreement (the "Amendment") is made and entered into effective as of the ___ day of November, 1999, by and among BANK OF AMERICA, N.A., formerly NationsBank, N.A., as agent for the lenders party to the Loan Agreement (as hereafter defined) from time to time (the "Agent"), the financial institutions party to the Loan Agreement (the "Lenders"), AMERICAN AIRCARRIERS SUPPORT, INCORPORATED, a Delaware corporation ("AAS"), and the Subsidiaries of AAS party hereto as borrowers (together with AAS, the "Borrowers").


                              W I T N E S S E T H :


         WHEREAS, the Agent, the Lenders and the Borrowers entered into that certain Loan and Security Agreement, dated May 25, 1999 (as amended from time to time, the "Loan Agreement"), pursuant to which the Agent and the Lenders agreed to extend certain financial accommodations to the Borrowers; and

         WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain provisions of the Loan Agreement and waive the existing violation of Section 11.1(c) of the Loan Agreement; and

         WHEREAS, the Agent and the Lenders are willing to provide such amendments and waiver on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

         2. The Loan Agreement is amended by deleting the reference to "75%" set forth in each of clauses (b)(iv), (b)(v) and (b)(vi) of the definition of "Borrowing Base" in SECTION 1.1 and replacing each such reference with "85%".

         3. The Loan Agreement is amended by deleting the definition of "Special Purpose Subsidiary" in SECTION 1.1 and replacing it with the following:


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                  "Special Purpose Subsidiary" means a Wholly-Owned domestic
         Subsidiary of any Borrower or Subsidiary Guarantor, formed pursuant to and subject to the terms and conditions of SECTION 9.15, for the purpose of obtaining favorable financing terms from a lender for the purchase or maintenance of one or more Special Purpose Subsidiary Assets.

         4. The Loan Agreement is amended by deleting SECTION 9.15 and substituting the following in lieu thereof:

                           SECTION 9.15. Formation of Special Purpose
         Subsidiaries. Comply with the following with respect to the formation and maintenance of any Special Purpose Subsidiary: (a) no third-party lender shall finance the purchase of a Special Purpose Subsidiary Asset unless the Lenders have been provided with the opportunity to finance the Borrowers' acquisition or maintenance of the Special Purpose Subsidiary Asset and the Required Lenders have declined to do so on terms at least as favorable as those offered by such third-party lender; (b) no Special Purpose Subsidiary shall be formed by any Borrower or any Special Purpose Subsidiary during the occurrence or continuation of an Event of Default; (c) in the event the Special Purchase Subsidiary Indebtedness is repaid in full or the Special Purpose Subsidiary Guaranty is collected by the lender financing the Special Purchase Subsidiary, the Borrowers or the Subsidiary Guarantor shall advise the Agent of such fact and shall execute and deliver such transfer documents, lien releases, Mortgage Supplements, and other documents requested by the Agent so that the Special Purchase Subsidiary Asset will be owned by a Borrower or Subsidiary Guarantor and subject to the Security Interest; and (d) in the event any Special Purpose Subsidiary Asset is sold or otherwise transferred from the Special Purpose Subsidiary, the net proceeds from such sale or other disposition (after repayment of any Special Purpose Subsidiary Indebtedness with respect to such Special Purpose Subsidiary Asset) shall be distributed to the Parent of such Special Purpose Subsidiary.

         5. The Loan Agreement is amended by deleting SECTION 11.1(C) and replacing it with the following:

                  (c) Minimum Consolidated Fixed Charge Coverage Ratio. Permit the ratio of (i) the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries other than any Special Purpose Subsidiaries, minus Unfunded Capital Expenditures, dividends and cash taxes paid by the Borrowers and their Consolidated Subsidiaries other than any Special Purpose Subsidiaries to (ii) the Consolidated Fixed Charges of the Borrowers and their Consolidated Subsidiaries other than any Special Purpose Subsidiaries, to be less than 1.5 to 1 as of September 30, 1999 or December 31, 1999, measured on a fiscal year-to-date basis, or to be less than 2.0 to 1 as of any fiscal quarter ending thereafter, measured for the immediately preceding four fiscal quarters.

         6. The Loan Agreement is amended by deleting clause (e) of SECTION 11.2 and replacing it with the following:

                  (e) Special Purpose Subsidiary Indebtedness in an amount not to exceed $15,000,000 in the aggregate for all Special Purpose Subsidiaries at any one time, and



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         7. The Loan Agreement is amended by deleting SECTION 11.5 and replacing it with the following:

                           SECTION 11.5. Capital Expenditures. Make or incur any Capital Expenditures, except that the Borrowers and their Subsidiaries in the aggregate may make or incur Capital Expenditures in the 1999 fiscal year in an amount not to exceed, in the aggregate, $10,000,000, and the Borrowers and their Subsidiaries in the aggregate may make or incur Capital Expenditures in any subsequent fiscal year in an amount not to exceed in the aggregate for any such fiscal year $2,500,000.

         8. The parties hereto acknowledge that the Borrowers are in default under SECTIONS 11.1(C) of the Loan Agreement for the fiscal quarter ending on June 30, 1999 (the "Specified Default"). In reliance upon the representations, warranties, agreements and covenants of the Borrowers set forth herein and in the Loan Agreement, as amended hereby, the Agent and the Lenders agree to waive the Specified Default. However, the Agent and the Lenders reserve all of their rights and remedies at all times with respect to any Default or Event of Default, other than the Specified Default, whether presently existing or occurring hereafter.

         9. As amended hereby, the Loan Agreement shall be and remain in full force and effect.

         10. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and out-of-pocket expenses of legal counsel to the Agent.

         11. To induce the Agent and each Lender to enter into this Amendment, the Borrowers hereby (a) represent and warrant that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default, and (b) acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Borrowers against the Agent or any Lender exists arising out of or with respect to any of the Secured Obligations or any of the Loan Documents.

         12. To induce the Agent and the Lenders to enter into this Amendment and grant the accommodations set forth herein, each Obligor agrees that (a) except as expressly set forth herein, neither the Agent nor any Lender has agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Amendment has not established any course of dealing between the parties hereto or created any obligation or agreement of the Agent or any Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Secured Obligations or the Loan Agreement.

         13. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



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         14. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

         15. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed by their authorized officers in several counterparts, all as of the date first above written.

                                BORROWERS:

                                American Aircarriers Support, Incorporated

                                By: /s/ Joseph E. Civiletto
                                    --------------------------------------------
                                Name: Joseph E. Civiletto
                                      ------------------------------------------
                                Title: President
                                      ------------------------------------------



                                AAS Engine Services, Inc.

                                By: /s/ Joseph E. Civiletto
                                    --------------------------------------------
                                Name: Joseph E. Civiletto
                                      ------------------------------------------
                                Title: President
                                      ------------------------------------------



                                AAS Landing Gear Services, Inc.

                                By: /s/ Joseph E. Civiletto
                                    --------------------------------------------
                                Name: Joseph E. Civiletto
                                      ------------------------------------------
                                Title: President
                                      ------------------------------------------



                                AAS Complete Controls, Inc.

                                By: /s/ Joseph E. Civiletto
                                    --------------------------------------------
                                Name: Joseph E. Civiletto
                                      ------------------------------------------
                                Title: President
                                      ------------------------------------------



                                AAS-Amjet, Inc.

                                By: /s/ Joseph E. Civiletto
                                    --------------------------------------------
                                Name: Joseph E. Civiletto
                                      ------------------------------------------
                                Title: President
                                      ------------------------------------------

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                                LENDERS:

                                BANK OF AMERICA, N.A., formerly NationsBank,
                                    N.A.

                                By: /s/ Byron J. Turner III
                                    --------------------------------------------
                                  Name: Byron J. Turner III
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------



                                NATIONAL BANK OF CANADA, a Canadian
                                    chartered bank

                                By: /s/ Dan Shaw          /s/ C. Collie
                                    --------------------------------------------
                                  Name: Dan Shaw          Charles Collie
                                       -----------------------------------------
                                  Title: AVP              VP & Mgr
                                        ----------------------------------------



                                THE CIT GROUP / CREDIT FINANCE, INC.

                                By: /s/ Jay Nomina
                                    --------------------------------------------
                                  Name: Jay Nomina
                                       -----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------



                                AGENT:

                                BANK OF AMERICA, N.A., formerly
                                    NationsBank, N.A.

                                By: /s/ Byron J. Turner III
                                    --------------------------------------------
                                  Name: Byron J. Turner III
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------

                          NOTARY JURAT FOR EXECUTION OF
                        WRITTEN OBLIGATIONS TO PAY MONEY
                              BY FLORIDA BORROWERS


         On this the ____ day of November, 1999, before me, the undersigned, a Notary Public in and for the State of _____________, County of ____________, Joseph E. Civiletto personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the President of each of American Aircarriers Support, Incorporated, AAS Engine Services, Inc., AAS-Amjet, Inc., AAS Landing Gear Services, Inc. and AAS Complete Controls, Inc., who, being by me first duly sworn, stated that:

1. He executed the foregoing First Amendment and Waiver to Loan and Security Agreement on behalf of such corporations pursuant to their by-laws or resolutions of their boards of directors, said execution taking place in the State of South Carolina, County of York; and

2. He has this day delivered the foregoing instrument to Bank of America, N.A. at Fulton County, Georgia.


                                        Signature of Borrowers' Officer:


                                        By: /s/ Joseph E. Civiletto
                                           -------------------------------------
                                        Name:  Joseph E. Civiletto



Sworn to and subscribed before me this ____ day of November, 1999:

----------------------------------
        Notary Signature

My Commission Expires:

---------------------------------

      [Affix Notarial Seal]

                          AFFIDAVIT REGARDING DELIVERY

         On this the ____ day of November, 1999, before me, the undersigned, a Notary Public in and for the State of Georgia, County of Fulton, Byron J. Turner III personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a Vice President of Bank of America, N.A., who, being by me first duly sworn, stated that Bank of America, N.A., as Agent, has received delivery of the foregoing First Amendment and Waiver to Loan and Security Agreement in the State of Georgia, County of Fulton.

                                             /s/ Byron J. Turner III
                                             -----------------------------------
                                             Signature of Officer of Agent



Sworn to and subscribed before me this ____ day of November, 1999:

----------------------------------
         Notary Signature

My Commission Expires:

---------------------------------

   [Affix Notarial Seal]